UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)       May 7, 2007

INSPIRE PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

     Delaware                                    000-31135                            04-3209022
(State or Other Jurisdiction                   (Commission                                  (IRS Employer
           of Incorporation)                            File Number)                              Identification No.)

4222 Emperor Boulevard, Suite 200, Durham, North Carolina            27703-8466
(Address of Principal Executive Offices)                                                     (Zip Code)

Registrant's telephone number, including area code          (919) 941-9777

____________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 9, 2007, Inspire Pharmaceuticals, Inc. (NASDAQ GM: ISPH) ("Inspire") issued a press release, attached to and made part of this report, announcing its financial results for the first quarter ended March 31, 2007.

The information in this Current Report on Form 8-K, including the accompanying exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02     Departure of Directors or Principal Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangement of Certain
Officers.

On May 7, 2007, Mary B. Bennett, Executive Vice President, Operations and Communications informed Inspire that she intends to reduce her work schedule on or prior to December 31, 2007, to help with a family illness and pursue personal interests. Ms. Bennett will transition various of her duties to other Inspire personnel prior to the change in her work status. The exact timing of her change in status will be determined following the transition period, at which time she will resign as Executive Vice President, Operations and Communications of Inspire. She will continue to work on a part-time basis for Inspire following her resignation from such office.

Item 8.01      Other Events.

On May 8, 2007, Inspire issued a press release, attached to and made part of this report, announcing the results of a Phase II clinical trial comparing epinastine nasal spray and placebo in patients with seasonal allergic rhinitis.

Item 9.01     Financial Statements and Exhibits.

Exhibits

No.               Description

99.1              Press Release dated May 8, 2007

99.2              Press Release dated May 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                         Inspire Pharmaceuticals, Inc.

                                                                         By: /s/ Christy L. Shaffer
                                                                               Christy L. Shaffer,
                                                                               President and Chief Executive Officer

Dated: May 9, 2007

EXHIBIT INDEX

No.                 Description

99.1                Press Release dated May 8, 2007

99.2                Press Release dated May 9, 2007